Exhibit 10.1

AMENDING AGREEMENT NO. 1

THIS AMENDING AGREEMENT NO. 1 (this “Amending Agreement”) is made as of November 27, 2019.

WHEREAS:

A.     Reference is made to the amended and restated senior secured credit agreement (the “Credit Agreement”) dated as of June 14, 2019 between, inter alios, Tucows.com Co., Tucows (Delaware) Inc., Ting Inc., Ting Fiber, Inc., Tucows (Emerald), LLC, as borrowers (collectively, the “Borrowers” and each a “Borrower”), Tucows Inc., as parent (the “Parent”), Royal Bank of Canada, as administrative agent (the “Agent”), and the financial institutions party thereto, as lenders (the “Lenders”).

B.     The Borrowers, the Parent, the Agent and the Lenders wish to amend the Credit Agreement on the terms and conditions set out herein, including (i) to amend the definition of “Funded Debt” to exclude operating lease liabilities (both current and long-term); and (ii) to exclude from the calculation of the amounts specified in clauses (ii) and (iii) of subparagraph (a) in the definition of “Permitted Acquisition” the consideration payable by the Borrowers (or their applicable Subsidiaries) in connection with the proposed Acquisition of Cedar Holdings DBA as Cedar Networks and MyDurango.net (“Cedar”) (such Acquisition, the “Cedar Acquisition”).

NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the mutual covenants and agreements contained in this Amending Agreement and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto agree as follows:

Article 1
INTERPRETATION

1.1     Defined Terms. In this Amending Agreement, unless something in the subject matter or context is inconsistent:

(a)	terms defined in the description of the parties or in the recitals have the respective meanings given to them in the description or recitals, as applicable; and

(b)	all other capitalized terms have the respective meanings given to them in the Credit Agreement as amended by Article Two of this Amending Agreement (collectively, the “Amended Credit Agreement”).

1.2     Headings. The headings of the Articles and Sections of this Amending Agreement are inserted for convenience of reference only and shall not affect the construction or interpretation of this Amending Agreement.

1.3     References. All references to Articles, Sections, Exhibits and Schedules, unless otherwise specified, are to Articles, Sections, Exhibits and Schedules of the Credit Agreement.

RBC/Tucows Credit Agreement Amending Agreement No. 1

Article 2
AMENDMENTS

2.1     Definitions. Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Funded Debt” in its entirety and replacing it with the following:

“Funded Debt” in respect of any Person means obligations of such Person which are considered to constitute debt in accordance with GAAP, including indebtedness for borrowed money (in the case of the Borrowers, specifically including the Accommodations Outstanding), Subordinated Debt, Purchase Money Obligations, Capital Lease Obligations, capitalized interest, and the redemption price of any securities issued by such Person having attributes substantially similar to debt (such as securities which are redeemable at the option of the holder); but excluding the following: accounts payable, future income taxes (both current and long-term), obligations under hedging agreements which have not yet become due and payable, and operating lease liabilities (both current and long-term); plus, in the case of the Parent, the T-Mobile Liability, the Sprint Liability and any similar liabilities to other carriers;

Article 3

Consent RE. CEDAR ACQUISITION

3.1     Cedar Acquisition. The parties hereto acknowledge and agree that the consideration payable by the Borrowers (or their applicable Subsidiaries) in connection with the Cedar Acquisition shall not be included in the calculation of the amounts specified in clauses (ii) and (iii) of subparagraph (a) in the definition of “Permitted Acquisition”. The Lenders party hereto consent to the Cedar Acquisition.

3.2     Adjusted EBITDA. The parties hereto acknowledge and agree that the Cedar Acquisition shall be included in Adjusted EBITDA in the amount of US$1,100,000, pro-rated for any fiscal period during which Cedar was not owned by the Borrowers.

Article 4
REPRESENTATIONS AND WARRANTIES

4.1     Confirmation of Representations. The Parent and each Borrower represents and warrants that, as at the date of this Amending Agreement and assuming that the amendments made to the Credit Agreement by this Amending Agreement have become effective:

(a)	this Amending Agreement and the Confirmation appended hereto has been duly authorized, executed and delivered by each of the signatory Loan Parties;

(b)

the Credit Agreement, as amended hereby, constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditor’s rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(c)	no Default or Event of Default has occurred and is continuing; and

(d)

the representations and warranties contained in Article 8 of the Credit Agreement are true and correct in all material respect as if made on the date hereof, except to the extent such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date.

RBC/Tucows Credit Agreement Amending Agreement No. 1

Article 5
CONDITIONS

5.1     Conditions Precedent. This Amending Agreement shall become effective on the date upon which there has been receipt by the Agent of a counterpart of this Amending Agreement executed by each party hereto.

Article 6
GENERAL

6.1     Confirmation. Except as specifically stated herein, Credit Agreement and the other Loan Documents shall continue in full force and effect in accordance with the provisions thereof. In particular but without limitation:

(a)

the Guaranties and the Security provided by it in favour of the Agent and the Secured Parties continues in full force and effect notwithstanding the execution and delivery of this Amending Agreement and the amendments to the Credit Agreement effected hereby;

(b)	such guarantees and indemnities extend to the indebtedness, liabilities and obligations of the Borrowers under the Amended Credit Agreement; and

(c)

the secured liabilities described in the Security include indebtedness, liabilities and obligations arising under or in relation to the Amended Credit Agreement, and the Liens granted thereunder extend thereto.

6.2     Interpretation. All references to the “this Agreement” or the “Credit Agreement” and all similar references in any of the other Loan Documents shall hereafter include, mean and be a reference to the Amended Credit Agreement without any requirement to amend such Loan Documents. This Amending Agreement shall constitute a “Loan Document” under, and as defined in, the Credit Agreement.

6.3     Binding Nature. This Amending Agreement shall enure to the benefit of and be binding upon the Borrowers, the Parent, the Agent and the Lenders and their respective successors and permitted assigns.

6.4     Severability. Any provision of this Amending Agreement which is prohibited or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such prohibition or unenforceability and shall be severed from the balance of this Amending Agreement, all without affecting the remaining provisions of this Amending Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

RBC/Tucows Credit Agreement Amending Agreement No. 1

6.5     Conflicts. If, after the date of this Amending Agreement, any provision of this Amending Agreement is inconsistent with any provision of the Credit Agreement, the relevant provision of this Amending Agreement shall prevail.

6.6     Governing Law. This Amending Agreement will be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

6.7     Counterpart and Facsimile. This Amending Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed signature page to this Amending Agreement by any party by facsimile or other form of electronic transmission shall be as effective as delivery of a manually executed copy of this Amending Agreement by such party.

[signatures on the following pages]

RBC/Tucows Credit Agreement Amending Agreement No. 1

IN WITNESS WHEREOF the undersigned has caused this Amending Agreement to be duly executed as of the date set out on the first page.

ROYAL BANK OF CANADA, as Agent

By:
Name:
Title:

ROYAL BANK OF CANADA, as Lender, Swingline Lender and Fronting Letter of Credit Lender

By:
Name:
Title:

By:
Name:
Title:

BANK OF MONTREAL, as Lender

By:
Name:
Title:

By:
Name:
Title:

RBC/Tucows Credit Agreement Amending Agreement No. 1

BANK OF NOVA SCOTIA, as Lender

By:
Name:
Title:

By:
Name:
Title:

HSBC BANK CANADA, as Lender

By:
Name:
Title:

By:
Name:
Title:

CANADIAN IMPERIAL BANK OF COMMERCE, as Lender

By:
Name:
Title:

By:
Name:
Title:

RBC/Tucows Credit Agreement Amending Agreement No. 1

IN WITNESS WHEREOF the undersigned has caused this Amending Agreement to be duly executed as of the date set out on the first page.

TUCOWS INC., as Parent

By:
Name:
Title:

TUCOWS.COM CO., as Borrower

By:
Name:
Title:

TING INC., as Borrower

By:
Name:
Title:

TING FIBER, INC., as Borrower

By:
Name:
Title:

TUCOWS (DELAWARE) INC., as Borrower

By:
Name:
Title:

TUCOWS (EMERALD), LLC, as Borrower

By:
Name:
Title:

RBC/Tucows Credit Agreement Amending Agreement No. 1

TING VIRGINIA, LLC, as Guarantor

By:
Name:
Title:

BLUE RIDGE WEBSOFT, LLC, as Guarantor

By:
Name:
Title:

FIBER ROADS, LLC, as Guarantor

By:
Name:
Title:

NAVIGATOR NETWORK SERVICES, LLC, as Guarantor

By:
Name:
Title:

ENOM, LLC, as Guarantor

By:
Name:
Title:

TUCOWS TLDS INC., as Guarantor

By:
Name:
Title:

TUCOWS DOMAINS INC., as Guarantor

By:
Name:
Title:

RBC/Tucows Credit Agreement Amending Agreement No. 1

TUCOWS (GERMANY) INC., as Guarantor

By:
Name:
Title:

Ascio Technologies, Inc., as Guarantor

By:
Name:
Title:
Name:
Title:

ROAM MOBILITY HOLDINGS INC., as Guarantor

By:
Name:
Title:

RBC/Tucows Credit Agreement Amending Agreement No. 1